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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2003
                                (April 21, 2003)


                            ARKANSAS BEST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  0-19969                  71-0673405
     ------------------          ------------          ---------------------
      (State or other            (Commission               (IRS Employer
      jurisdiction of            File Number)            Identification No.)
     incorporation or
       organization)

                             3801 OLD GREENWOOD ROAD
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000


--------------------------------------------------------------------------------
(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)



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ITEM 7. EXHIBITS.

99.1 Press release of Arkansas Best Corporation dated April 21, 2003.

ITEM 9. INFORMATION BEING PROVIDED UNDER ITEM 12.

On April 21, 2003, Arkansas Best Corporation issued a press release announcing its first quarter 2003 results. A copy of the press release is attached as an exhibit to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's final rule; interim guidance regarding Form 8-K Item 11 and 12 filing requirements (Release No. 34-47583).
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION

                                          (Registrant)

Date: April 21, 2003                        /s/   David E. Loeffler
      -----------------------               -----------------------
                                            David E. Loeffler,
                                            Vice President - Chief Financial
                                            Officer and Treasurer



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                                INDEX TO EXHIBITS





99.1     Press release of Arkansas Best Corporation dated April 21, 2003